Filed Pursuant to Rule 497
File no. 333-182941

Maximum Offering of 100,000,000 Shares

Priority Income Fund, Inc.
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Prospectus Supplement No. 1 dated November 7, 2014
to
Prospectus dated October 29, 2014
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This Prospectus Supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated October 29, 2014 (the “Prospectus”), as amended or supplemented.

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

On November 4, 2014, our board of directors declared two special distribution to stockholders as follows:

•	$0.0519 per share of common stock payable on November 10, 2014 to stockholders of record at the close of business on November 7, 2014; and

•	$0.0606 per share of common stock payable on December 29, 2014 to stockholders of record at the close of business on December 26, 2014.